Filed Pursuant to Rule 497(e)
                                                     1933 Act File No. 033-96634
                                                     1940 Act File No. 811-09094


STATEMENT OF ADDITIONAL INFORMATION                             January 31, 2007
for LEUTHOLD ASSET ALLOCATION FUND                          (As Supplemented and
      LEUTHOLD SELECT EQUITIES FUND                  Restated December 21, 2007)
      LEUTHOLD UNDERVALUED AND UNLOVED FUND
      GRIZZLY SHORT FUND
      LEUTHOLD CORE INVESTMENT FUND
      LEUTHOLD SELECT INDUSTRIES FUND



                              LEUTHOLD FUNDS, INC.
                             100 North Sixth Street
                                   Suite 412A
                          Minneapolis, Minnesota 55403

                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Leuthold Funds dated January 31, 2007 as supplemented. Requests for copies of the Prospectus should be made by writing to Leuthold Funds, Inc., 100 North Sixth Street, Suite 412A, Minneapolis, Minnesota 55403, Attention: Corporate Secretary, or by calling 1-800-273-6886.

                  The following financial statements included in the Annual Reports, dated September 30, 2006, of Leuthold Funds, Inc. (File No. 811-9094) as filed with the Securities and Exchange Commission on Form N-CSR on December 11, 2006 are incorporated by reference into this Statement of Additional
Information:


Leuthold Asset Allocation Fund                  Leuthold Select Equities Fund
Statement of Assets and Liabilities             Statement of Assets and Liabilities
Statement of Operations                         Statement of Operations
Statements of Changes in Net Assets             Statements of Changes in Net Assets
Financial Highlights                            Financial Highlights
Schedule of Investments                         Schedule of Investments
Securities Sold Short                           Notes to the Financial Statements
Notes to the Financial Statements               Report of Independent Registered Public
Report of Independent Registered Public            Accounting Firm
   Accounting Firm

                                Grizzly Short Fund
                        Statement of Assets and Liabilities
                        Statement of Operations
                        Statements of Changes in Net Assets
                        Financial Highlights
                        Schedule of Investments
                        Securities Sold Short
                        Notes to the Financial Statements
                        Report of Independent Registered Public
                           Accounting Firm


Leuthold Core Investment Fund                   Leuthold Select Industries Fund
Statement of Assets and Liabilities             Statement of Assets and Liabilities
Statement of Operations                         Statement of Operations
Statements of Changes in Net Assets             Statements of Changes in Net Assets
Financial Highlights                            Financial Highlights
Schedule of Investments                         Schedule of Investments
Securities Sold Short                           Notes to the Financial Statements
Notes to the Financial Statements               Report of Independent Registered Public
Report of Independent Registered Public            Accounting Firm
   Accounting Firm

                              Leuthold Funds, Inc.

                                TABLE OF CONTENTS

                                                                        Page No.


FUND HISTORY AND CLASSIFICATION..............................................1

INVESTMENT RESTRICTIONS......................................................1

INVESTMENT CONSIDERATIONS....................................................4

DIRECTORS AND OFFICERS OF THE CORPORATION...................................14

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS..........................18

INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR, CUSTODIAN, TRANSFER
AGENT AND ACCOUNTING SERVICES AGENT.........................................25

SERVICE PLANS...............................................................33

DISTRIBUTION PLANS..........................................................34

DETERMINATION OF NET ASSET VALUE............................................34

REDEMPTION OF SHARES........................................................36

SYSTEMATIC WITHDRAWAL PLAN..................................................36

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES...........................37

ALLOCATION OF PORTFOLIO BROKERAGE...........................................37

TAXES.......................................................................40

STOCKHOLDER MEETINGS........................................................41

CAPITAL STRUCTURE...........................................................42

DESCRIPTION OF SECURITIES RATINGS...........................................43

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................47

                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated, January 31, 2007, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.


                  This Statement of Additional Information does not constitute an offer to sell securities.

                                      (i)

                         FUND HISTORY AND CLASSIFICATION


                  Leuthold Funds, Inc. (the "Corporation") is an open-end management investment company consisting of six diversified portfolios, the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Leuthold Undervalued and Unloved Fund, the Grizzly Short Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund (individually a "Fund" and collectively the "Funds"). Leuthold Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act"). Leuthold Funds, Inc. was incorporated as a Maryland corporation on August 30, 1995.


                             INVESTMENT RESTRICTIONS

                  The Funds have adopted the following investment restrictions which are matters of fundamental policy. Each Fund's investment restrictions cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

          1. Each Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of that value of each Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.


          2. The Leuthold Core Investment Fund will not buy securities on margin or write put or call options. The Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Leuthold Undervalued and Unloved Fund, the Grizzly Short Fund and the Leuthold Select Industries Fund will not buy securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that each of these Funds may (i) borrow money to the extent set forth in investment restriction no. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

          3. Each Fund may sell securities short to the extent permitted by the Act and the Leuthold Select Equities Fund, the Leuthold Undervalued and Unloved Fund, the Grizzly Short Fund and the Leuthold Select Industries Fund may write put and call options to the extent permitted by the Act. None of the Leuthold Select Equities Fund, the Grizzly Short Fund or the Leuthold Select Industries Fund has any present intention of writing put or call options.

          4. The Leuthold Select Equities Fund, the Leuthold Undervalued and Unloved Fund, the Grizzly Short Fund and the Leuthold Select Industries Fund may borrow money or issue senior securities to the extent permitted by the Act. Neither the Leuthold Asset Allocation Fund nor the Leuthold Core Investment Fund will borrow money or issue senior securities, except for temporary bank borrowings (not exceeding 10% of the value of the Fund's total assets) or for emergency or extraordinary purposes. Neither the Leuthold Asset Allocation Fund nor the Leuthold Core Investment Fund will borrow money for the purpose of investing in securities, and will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.


          5. Each Fund may pledge or hypothecate its assets to secure its borrowings. For purposes of this investment restriction assets held in a segregated account or by a broker in connection with short sales effected by a Fund are not considered to be pledged or hypothecated.

          6. No Fund will act as an underwriter or distributor of securities other than of its shares (except to the extent a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

          7. No Fund will make loans, except each Fund may enter into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that each Fund may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund's total assets would be the subject of such loans.

          8. No Fund will concentrate 25% or more of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

          9. No Fund will make investments for the purpose of exercising control or management of any company.

          10. No Fund will purchase or sell real estate or real estate mortgage loans and no Fund will make any investments in real estate limited partnerships.


          11. The Leuthold Core Investment Fund will not purchase or sell commodities or commodity contracts, including futures contracts. The Leuthold Select Equities Fund, the Leuthold Undervalued and Unloved Fund, the Grizzly Short Fund and the Leuthold Select Industries Fund will not purchase or sell commodities or commodity contracts, except that each of these Funds may enter into futures contracts and options on futures contracts. None of the Leuthold Select Equities Fund, the Leuthold Undervalued and Unloved Fund, the Grizzly Short Fund or the Leuthold Select Industries Fund has any present intention of entering into futures contracts or options on futures contracts. The Leuthold Asset Allocation Fund may purchase and sell commodities and commodity contracts, including futures contracts and options on futures contracts. For purposes of this investment restriction number 11, the terms "commodities" and "commodity contracts" shall include only those items specifically enumerated as commodities or commodity contracts within Section 1a and
     Section 2(a)(1) of the Commodity Exchange Act (i.e., subject to the jurisdiction of the Commodity Futures Trading Commission). See "INVESTMENT CONSIDERATIONS - Metals" for a discussion of The Leuthold Asset Allocation Fund's and the Leuthold Core Investment Fund's investments in metals which are not "commodities" as defined in the Commodity Exchange Act.


          12. No Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

                  Each Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without stockholder approval. These additional restrictions are as follows:

          1. No Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund's investment adviser.

          2. No Fund will purchase illiquid securities if, as a result of such purchase, more than 5% of the value of its total assets would be invested in such securities.


          3. No Fund will purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in
     (b) and (c) (except for purchases of money market funds) will be made if as a result of such purchases (i) a Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of such Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 25% of such Fund's net assets would be invested in shares of registered investment companies.


                  The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's fundamental restrictions will be deemed to have occurred. Any changes in a Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

                  The  prospectus  for  the  Funds   describes  their  principal
investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Warrants and Put and Call Options


                  Each of the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Leuthold Undervalued and Unloved Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund may purchase warrants and put and call options on securities.


                  By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

                  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

                  Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security whereas options are not. Warrants typically have exercise periods in excess of those of call options. Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer. Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

Preferred Stocks


                  Each of the  Leuthold  Asset  Allocation  Fund,  the  Leuthold
Undervalued and Unloved Fund and the Leuthold Core Investment Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


Zero Coupon U.S. Treasury Securities

                  Each of the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may also invest in zero coupon U.S. Treasury securities which consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

Money Market Instruments

                  The money  market  instruments  in which the Funds may  invest include conservative fixed-income securities, such as U.S. Treasury Bills, commercial paper rated A-1 by Standard & Poor's Corporation ("S&P"), or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Funds' investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

                  Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. None of the Funds will enter into repurchase agreements with entities other than banks or invest over 5% of their net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Foreign Securities



                  Each of the Funds may invest in securities of foreign issuers. In addition, a registered investment company in which the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund may invest may invest up to 100% of its assets in securities of foreign issuers. Each of the Funds may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts ("ADRs") or American Depository Shares ("ADSs"), and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets. The Grizzly Short Fund may sell short (1) securities of foreign issuers on foreign exchanges and (2) ADRs, ADSs and securities of foreign issuers traded in the U.S. securities markets. Investments in foreign securities involve special risks and considerations that are not present when the Funds invests in domestic securities.


                  There is often less  information  publicly  available  about a foreign issuer than about a U.S. issuer. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. This is particularly true of securities in emerging markets which can be extremely volatile. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. There may also be difficulties in enforcing legal rights outside the United States. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in certain foreign countries. Legal remedies available to investors may be more limited than those available with respect to investments in the United States or in other foreign countries. Income received from foreign investments may be reduced by withholding and other taxes imposed by such countries.

                  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.


                  Since each of the Funds may purchase securities denominated in foreign currencies, and in the case of each of the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund a registered investment company in which either of these Funds may invest may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect, either directly or indirectly, the value of the Funds' assets from the perspective of U.S. investors. Certain registered investment companies, but not the Funds, may seek to protect themselves against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts. Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations.

Furthermore, hedging transactions involve transaction costs and the risk that the registered investment company might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons. Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

                  As noted above, the Funds may hold securities of U.S. and foreign issuers in the form of ADRs or ADSs. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets.

                  ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications. Each of the Funds may invest in sponsored and unsponsored ADRs, and the Grizzly Short Fund may sell short sponsored and unsponsored ADRs.


Short Sales

                  Each of the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund and the Grizzly Short Fund will seek to realize additional gains through effecting short sales of securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position. For example if the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund or the Grizzly Short Fund believes the price of the stock of XYZ Corp. (which is currently $50 per share) will decline, it will borrow shares of XYZ Corp. from a securities lender and then sell the borrowed shares in the open market. Later the Fund will purchase shares of XYZ Corp. in the open market to return to the securities lender. If it purchases shares of XYZ Corp. for less than $50 per share, it will have realized a gain, and if it purchases shares of XYZ Corp. for more than $50 per share, it will have realized a loss. A Fund's goal when effecting short sales is to "Sell high and Buy low."

                  All of the Funds may make short sales "against the box" (i.e. when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short). Selling short "against the box" is not a principal investment strategy of any of the Funds.

High Yield and Other Securities

                  Each of the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). A registered investment company in which the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund invests may also invest in such debt securities. These debt securities may be rated investment grade by S&P or Moody's. Securities rated BBB by S&P or Baa by Moody's, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. Each of the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund (and registered investment companies in which a Fund may, at times, invest) may also invest in securities that are rated below investment grade. Investments in high yield securities (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as "junk bonds". Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

                  The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

                  The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund (or by a registered investment company in which a Fund invests) defaults, a Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund's net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

                  Certain securities held by the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund (or a registered investment company in which a Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the Fund's (or the underlying registered investment company's) net assets.

                  The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund (or a registered investment company in which a Fund invests) to value accurately high yield securities or dispose of them. To the extent a Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

                  Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund (or a registered investment company in which a Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, a Fund (or a registered investment company in which a Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund (or a registered investment company in which a Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

                  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the investment adviser to the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund (or a registered investment company in which a Fund invests) should monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so a Fund can meet redemption requests. To the extent that a Fund (or a registered investment company in which a Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. A Fund (or a registered investment company in which a Fund invests) may retain a portfolio security whose rating has been changed.

Registered Investment Companies

                  Each Fund may invest up to 25% of its net assets in shares of registered investment companies. No Fund will purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the stockholders of a Fund) if (a) that Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company. If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

                  Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company's shares.

                  Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

                  Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and their investment adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

                  Although the Funds will not concentrate their investments, registered investment companies in which the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest may concentrate their investments within one industry (i.e. sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

Metals


                  The Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. In connection with such investments these Funds may enter into agreements where they "pre-pay" for metals which are delivered at a later date ("Pre-Paid Physical Agreements"). When investing in metals there is the risk that parties that act as custodians for the metals held by these Funds or with which they have entered into Pre-Paid Physical Agreements may become insolvent and file for bankruptcy protection. In addition, these Funds may invest in companies that manufacture and distribute such metals, companies that invest in other companies engaged in activities related to such metals and securities indexed to the price of such metals or companies. The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. Investment in metals earns no investment income and may involve higher custody and transaction costs than investments in securities.


                  For each of the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund to qualify as a regulated investment company under current federal tax law, gains from selling metals may not exceed 10% of the Fund's gross income for its taxable year. This tax requirement could cause the Fund to hold or sell precious metals or securities when it would not otherwise do so, and if the requirement is not satisfied, could cause the Fund to be taxed as a corporation with respect to all of its income.

Illiquid Securities

                  Each Fund may invest up to 5% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 5% limitation includes securities whose disposition would be subject to legal restrictions ("restricted securities"). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Lending Portfolio Securities

                  In order to generate additional income, each Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

                  The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

Borrowing

                  Each Fund is authorized to borrow money from banks but may not borrow money for investment purposes. No Fund will purchase any portfolio securities or effect short sales while any borrowed amounts remain outstanding. Typically, if a Fund borrows money, it will be for the purpose of facilitating portfolio management by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. If a Fund's borrowing exceeds 5% of its net assets or if not repaid within sixty days, it must maintain asset coverage (total assets less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Portfolio Turnover


                  Each Fund's annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. (The Leuthold
Undervalued and Unloved Fund was recently organized and does not yet have portfolio turnover history for a completed fiscal year.) The Leuthold Undervalued and Unloved Fund anticipates that its annual portfolio turnover rate normally will not exceed 100%.


Disclosure of Portfolio Holdings

                  Fund Service Providers - Fund Administrator, Independent Registered Public Accounting Firm and Custodian. The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds' portfolios on a daily basis. For example, the Funds' administrator is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio of each Fund. The Funds also undergo an annual audit which requires the Funds' independent registered public accounting firm to review each Fund's portfolio. In addition to the Funds' administrator, the Funds' custodian also maintains an up-to-date list of each Fund's holdings. Each of these parties is contractually and/or ethically prohibited from sharing the Funds' portfolios unless specifically authorized by the Funds.

                  Rating and Ranking Organizations. The Funds may provide their entire portfolios to the following rating and ranking organizations:

                  Morningstar, Inc.
                  Lipper, Inc.
                  Standard & Poor's Ratings Group
                  Bloomberg L.P.

                  The Funds' management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information.

                  The  Funds  may  provide   portfolio   information   to  these
organizations on either a monthly or quarterly basis but not until such information is at least 15 days old.


                  Website  Disclosure.  At the end of each  month on the  Funds'
website (www.leutholdfunds.com): (1) the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund publish their asset allocation percentages; (2) the Leuthold Select Industries Fund, the Leuthold Select Equities Fund and the Grizzly Short Fund publish their industry group weightings; and (3) the Leuthold Undervalued and Unloved Fund publishes its sector concentrations (on a percentage basis). This information is updated approximately 5 to 10 calendar days following the end of each month. It is available to anyone that visits the website.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

                  As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. (The Funds are the only mutual funds in a "fund complex," as such term is defined in the Act.) The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:



                                                                                                      Number of
                                                                                                    Portfolios in
                                                                                                       the Fund         Other
                              Position(s)                                                              Complex      Directorships
        Name, Address          Held with     Term of Office and Length    Principal Occupation(s)    Overseen By       Held by
           and Age            Corporation          of Time Served         During Past Five Years      Directors        Director
           -------            -----------          --------------         ----------------------      ---------        --------

"Noninterested Persons"
John S. Chipman              Director        Indefinite,                 Regents' Professor of            6         None
c/o Leuthold Weeden Capital                  Director since 1995         Economics, University of
Management                                                               Minnesota
100 North Sixth Street
Suite 412A
Minneapolis, MN 55403

Age: 80

Lawrence L. Horsch           Chairman and    Indefinite, Director        Chairman, Eagle                  6         None
c/o Leuthold Weeden Capital  Director        since 1995                  Management & Financial
Management                                                               Corp., a management
100 North Sixth Street                                                   consulting firm
Suite 412A
Minneapolis, MN 55403

Age: 72

Paul N. Kelnberger           Director and    Indefinite, Director        CPA.  Partner, Johnson,          6         None
332 Minnesota Street         Chair of        since 1995                  West & Co., PLC, a
Suite E1100                  Audit                                       public accounting firm,
St. Paul, MN 55101           Committee                                   from 1975 to 2002.
                                                                         Currently serving as a
Age 63                                                                   consultant to Johnson,
                                                                         West & Co., PLC


                                                                                                      Number of
                                                                                                    Portfolios in
                                                                                                       the Fund         Other
                              Position(s)                                                              Complex      Directorships
        Name, Address          Held with     Term of Office and Length    Principal Occupation(s)    Overseen By       Held by
           and Age            Corporation          of Time Served         During Past Five Years      Directors        Director
           -------            -----------          --------------         ----------------------      ---------        --------

"Interested Persons"
Steven C. Leuthold           Director        Indefinite, Director        Chief Investment Officer         6         None
100 North Sixth St.                          since 1975                  and managing member of
Suite 412A                                                               Leuthold, Weeden Capital
Minneapolis, MN 55403        President and   One year term, President    Management (the
                             Treasurer       and Treasurer since 1993    "Adviser")
Age 69

Edward C. Favreau            Director        Indefinite, Director        Manager of Marketing and         6         None
100 North Sixth St.                          since 1999                  Sales of the Adviser
Suite 412A                                                               since 1999.  Prior to
Minneapolis, MN 55403        Vice President  One year term, Vice         joining the Adviser, he
                                             President since 1999        was Vice President and
Age 55                                                                   Sales Manager of U.S.
                                                                         Bancorp Investments, Inc.



                                                                                                      Number of
                                                                                                    Portfolios in
                                                                                                       the Fund         Other
                              Position(s)                                                              Complex      Directorships
        Name, Address          Held with     Term of Office and Length    Principal Occupation(s)    Overseen By       Held by
           and Age            Corporation          of Time Served         During Past Five Years      Directors        Director
           -------            -----------          --------------         ----------------------      ---------        --------

David R. Cragg               Vice            One year term, Vice         Chief Operations Officer        N/A        N/A
100 North Sixth St.          President and   President and Secretary     of the Adviser since
Suite 412A                   Secretary       since 1999                  2004 and Manager of
Minneapolis, MN 55403                                                    Compliance and
                                                                         Operations of the
Age 38                                                                   Adviser since 1999.

Roger A. Peters              Chief           One year term, Chief        Chief Compliance Officer        N/A        N/A
100 North Sixth St.          Compliance      Compliance Officer since    of the Adviser since
Suite 412A                   Officer         2005                        2005.  Prior to joining
Minneapolis, MN  55403                                                   the Adviser, he was Vice
                             Assistant       One year term, Assistant    President , Commercial
Age 46                       Secretary       Secretary since 2006        Product Management of
                                                                         U.S. Bank from
                                                                         2003-2005, and
                                                                         Operations Manager at
                                                                         Lowry Hill from
                                                                         2001-2003.

Glenn R. Larson              Assistant       One year term, Assistant    Compliance Officer of           N/A        N/A
100 North Sixth St.          Secretary       Secretary since 2006        the Adviser since 2005.
Suite 412A                                                               Prior to joining the
Minneapolis, MN  55403                                                   Adviser, he was a
                                                                         Compliance
Age 41                                                                   Representative of U.S.
                                                                         Bancorp Investment
                                                                         Services, Inc. from 2003
                                                                         until 2005.  Prior to
                                                                         that time, he was a
                                                                         Compliance Analyst of
                                                                         Securian Financial
                                                                         Services, Inc. from 1999
                                                                         until 2003.



                  The Corporation's Board of Directors has an audit committee whose members are Messrs. Chipman, Horsch and Kelnberger. The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the independent auditors and financial records. The audit committee held two meetings during the fiscal year ended September 30, 2006.


                  The Corporation's Board of Directors has no other committees.


                  The Corporation's standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $5,000 for each meeting of the Board of Directors attended. The Corporation also pays additional compensation to the

Chairman of the Board and the Chairman of the Audit Committee. In 2007, the Corporation expects to pay Mr. Chipman $25,000, Mr. Kelnberger $30,000 and Mr. Horsch $35,000. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

                  The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ended September 30, 2006:




                                                COMPENSATION TABLE
                                                                                                Total Compensation
                                  Aggregate          Pension or Retirement       Estimated       from Corporation
                              Compensation from       Benefits Accrued As     Annual Benefits    and Fund Complex
      Name of Person             Corporation         Part of Fund Expenses    Upon Retirement    Paid to Directors
      --------------             -----------         ---------------------         ----------            ---------

"Interested Persons"

Steven C. Leuthold                    $0                       $0                    $0                 $0

Edward C. Favreau                     $0                       $0                    $0                 $0

"Noninterested Persons"

John S. Chipman                    $17,000                     $0                    $0               $17,000

Lawrence L. Horsch                 $22,000                     $0                    $0               $22,000

Paul M. Kelnberger                 $19,500                     $0                    $0               $19,500


                  The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

                  The Funds vote proxies in accordance with the Adviser's proxy voting policy. The Adviser generally follows the so-called "Wall Street Rule" (i.e., it votes as management recommends or sells the stock prior to the meeting). In the event that a vote presents a conflict of interest between the interests of the Funds and the Adviser, the Adviser will disclose the conflict to the Boards of Directors and offer the Boards of Directors the opportunity to instruct the Adviser in voting the securities. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be requested by calling 1-800-273-6886. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS


                  Set forth below are the names and addresses of all holders of the shares of each of the Funds who as of December 31, 2006 owned of record, or to the knowledge of the Corporation, beneficially owned, more than 5% of each such Fund's then outstanding shares, as well as the number of shares of each such Fund beneficially owned by all officers and directors of the Corporation as a group.




                                          Leuthold Asset Allocation Fund

                 Name and Address
                of Beneficial Owner                        Number of Shares                Percent of Class

National Financial Services, LLC (1)                         11,483,679                          47.99%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

Mac & Company (1)                                             4,150,474                          17.34%
P.O. Box 3198
Pittsburgh, PA  15230-3198

Charles Schwab & Co., Inc. (1)                                3,366,962                          14.07%
101 Montgomery Street
San Francisco, CA  94104-4122

Officers and Directors as a Group (8 persons)                   50,523                            (2)

-------------
(1) The shares are owned of record only.

(2) Less than 1%.


                                           Leuthold Select Equities Fund

                 Name and Address
                of Beneficial Owner                        Number of Shares                Percent of Class

Charles Schwab & Co., Inc. (1)                                335,615                            53.55%
101 Montgomery Street
San Francisco, CA  94104-4122

US Bank, N.A. (1)                                              65,405                            10.44%
IRA Account
Albion, CA  95419-715

National Investor Services (1)                                 50,300                             8.03%
55 Water Street, 32nd Floor
New York, NY  10041-3299

Hauge Trust                                                    36,435                             5.81%
P.O. Box 11370
Zephyr Cove, NV  89448-3370

National Financial Services, LLC (1)                           35,882                             5.72%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

Pershing LLC (1)                                               33,390                             5.33%
P.O. Box 2052
Jersey City, NJ  07303-2052

   Officers and Directors as a Group (8 persons)                 9,878                           1.56%

-------------
(1) The shares are owned of record only.


                                       Leuthold Undervalued and Unloved Fund

                 Name and Address
                of Beneficial Owner                        Number of Shares                Percent of Class

National Financial Services, LLC (1)                           95,757                            59.44%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

National Investor Services (1)                                 30,180                            18.73%
55 Water Street, 32nd Floor
New York, NY  10041-3299

Janie W. Favreau & Ed C. Favreau(1)                            10,018                             6.22%
JTWROS
150 2nd Street, NE, Apt. 502
Minneapolis, MN  55412-739

Steven C. Leuthold                                              9,878                             6.13%
1300 Yale Place, Apt. 329
Minneapolis, MN  55403-2162

Pershing LLC (1)                                                8,777                             5.45%
P.O. Box 2052
Jersey City, NJ  07303-2052

   Officers and Directors as a Group (8 persons)               21,829                             1.30%

-------------
(1) The shares are owned of record only.


                                                Grizzly Short Fund

                 Name and Address
                of Beneficial Owner                        Number of Shares                Percent of Class

Pershing LLC (1)                                            1,921,707                            31.26%
P.O. Box 2052
Jersey City, NJ  07303-2052

Charles Schwab & Co., Inc. (1)                                 1,053,745                        17.15%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services, LLC (1)                            664,218                         10.81%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

National Investor Services (1)                                  546,351                          8.89%
55 Water Street, 32nd Floor
New York, NY  10041-3299

Officers and Directors as a Group (8 persons)                    None                            None


-------------
(1) The shares are owned of record only.


                                          Leuthold Select Industries Fund

                 Name and Address
                of Beneficial Owner                        Number of Shares                Percent of Class

Charles Schwab & Co., Inc. (1)                                 1,833,218                        43.62%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services, LLC (1)                            854,438                         20.33%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

National Investor Services (1)                                  385,633                          9.17%
55 Water Street, 32nd Floor
New York, NY  10041-3299

Officers and Directors as a Group (8 persons)                    5,738                           1.36%

-------------
(1) The shares are owned of record only.




                                      Leuthold Core Investment Fund (Retail)

                 Name and Address
                of Beneficial Owner                        Number of Shares                Percent of Class

Charles Schwab & Co., Inc. (1)                                35,314,359                        44.00%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services, LLC (1)                          10,847,088                        13.52%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

National Investor Services (1)                                 7,056,076                         8.79%
55 Water Street, 32nd Floor
New York, NY  10041-3299

Officers and Directors as a Group (8 persons)                     16,302                          (2)

-------------
(1) The shares are owned of record only.

(2) Less than 1%.


                                   Leuthold Core Investment Fund (Institutional)

                 Name and Address
                of Beneficial Owner                        Number of Shares                Percent of Class

Wells Fargo Bank N.A. (1)                                      2,309,024                        27.09%
P.O. Box 1533
Minneapolis, MN  55480-1533

Pershing LLC (1)                                               1,266,195                        14.85%
P.O. Box 2052
Jersey City, NJ  07303-2052

Vivian L. Smith Foundation                                      523,348                          6.14%
1900 West Loop Street, Suite 1050
Houston, TX  77027-3295

Officers and Directors as a Group (8 persons)                   165,129                          1.94%

-------------
(1) The shares are owned of record only.

                  The following tables sets forth the dollar range of equity securities of each Fund and the aggregate dollar range of equity securities of all Funds beneficially owned by the directors of the Corporation as of December 31, 2006.




                                 Dollar Range of      Dollar Range of
                                Equity Securities    Equity Securities     Dollar Range of        Dollar Range of
                                    of Asset             of Select         Undervalued and      Equity Securities of
Name of Director                 Allocation Fund       Equities Fund         Unloved Fund        Grizzly Short Fund
----------------                 ---------------       -------------         ------------        ------------------


Interested Persons

Steven C. Leuthold                Over $100,000         Over $100,000         Over $100,000              None

Edward C. Favreau                      None                  None             Over $100,000              None

Noninterested Persons

John S. Chipman                        None                  None                  None                  None

Lawrence L. Horsch                     None                  None                  None                  None

Paul M. Kelnberger                     None                  None                  None                  None




                                 Dollar Range of Equity       Dollar Range of Equity      Aggregate Dollar Range of
                                   Securities of Core          Securities of Select           Equity Securities
Name of Director                     Investment Fund              Industries Fund               of all Funds
----------------                     ---------------              ---------------               ------------


Interested Persons

Steven C. Leuthold                    Over $100,000                    None                     Over $100,000

Edward C. Favreau                     Over $100,000                Over $100,000                Over $100,000

Noninterested Persons

John S. Chipman                     $10,001-$50,000                    None                   $10,001-$50,000

Lawrence L. Horsch                  $50,001-$100,000                   None                   $50,001-$100,000

Paul M. Kelnberger                    Over $100,000                    None                     Over $100,000

        INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR, CUSTODIAN,
                  TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

The Adviser


                  The investment adviser to each Fund is Leuthold Weeden Capital Management, 100 North Sixth Street, Suite 412A, Minneapolis, Minnesota 55403 (the "Adviser"). Pursuant to the investment advisory agreements entered into between the Corporation and the Adviser with respect to each Fund (the "Advisory Agreements"), the Adviser furnishes continuous investment advisory services to the Funds. The Adviser is controlled by Steven C. Leuthold who is the chief investment officer and the principal shareholder of the managing member of the Adviser. The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund's investment portfolio. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives from the Leuthold Asset Allocation Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 0.90%, from the Leuthold Select Equities Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 1.00%, from the Leuthold Undervalued and Unloved Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 0.75%, from the Leuthold Core Investment Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 0.90%, from the Leuthold Select Industries Fund, a monthly fee based on such Fund's average daily net assets at the annual rate of 1.00%, and from the Grizzly Short Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 1.25%.


                  Each Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. Each Fund also pays the fees of directors who are not officers of the Corporation or interested persons of the Adviser, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.


                  The Leuthold Undervalued and Unloved Fund is recently organized and as of the date of this Statement of Additional Information has not paid any advisory fees to the Adviser for a completed fiscal year. During the fiscal year ended September 30, 2006, the Leuthold Asset Allocation Fund incurred advisory fees payable to the Adviser of $85,664 (the Leuthold Asset

Allocation Fund commenced operations May 24, 2006). During the fiscal year ended September 30, 2006, the Leuthold Select Equities Fund incurred advisory fees payable to the Adviser of $6,934 (the Leuthold Select Equities Fund commenced operations May 24, 2006). During the fiscal years ended September 30, 2006, 2005 and 2004, the Leuthold Core Investment Fund incurred advisory fees payable to the Adviser of $13,901,806, $6,649,793 and $4,173,133, respectively. During the fiscal years ended September 30, 2006, 2005 and 2004, the Leuthold Select Industries Fund incurred advisory fees payable to the Adviser of $820,908, $236,042 and $214,063, respectively. During the fiscal years ended September 30, 2006, 2005 and 2004, the Grizzly Short Fund incurred advisory fees payable to the Adviser of $1,061,508, $368,295 and $222,420, respectively.

                  The Adviser has undertaken to reimburse each of the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund and the Leuthold Undervalued and Unloved Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2% with respect to the Leuthold Core Investment Fund, 1.50% with respect to the Leuthold Asset Allocation Fund and 1.50% with respect to the Leuthold Undervalued and Unloved Fund. As of the date hereof, no such state law provision was applicable to either Fund. Additionally, the Adviser has voluntarily agreed to reimburse the Leuthold Core Investment Fund to the extent aggregate annual operating expenses as described above exceed 1.25% of the Fund's daily net assets. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. During the fiscal years ended September 30, 2006, 2005 and 2004, the Adviser did not reimburse the Leuthold Core Investment Fund for excess expenses. During the fiscal year ended September 30, 2006, the Adviser reimbursed the Leuthold Asset Allocation Fund $3,770 (the Leuthold Asset Allocation Fund commenced operations May 24, 2006). The Leuthold Undervalued and Unloved Fund commenced operations subsequent to September 30, 2006.

                  The Adviser has undertaken to reimburse each of the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 1.85% of the average daily net assets of the Leuthold Select Equities Fund, 1.60%
of the average daily net assets of the Leuthold Select Industries Fund and 2.50% of the average daily net assets of the Grizzly Short Fund for such year, as determined by valuations made as of the close of each business day of the year. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund's expenses, as a percentage of such Fund's average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund's expense ratio shall not exceed the applicable limit. During the fiscal year ended September 30, 2006, the Leuthold Select Industries Fund repaid the Adviser $15,762 with respect to reimbursements previously made by the Adviser. During the fiscal year ended
September 30, 2006, the Grizzly Short Fund did not repay the Adviser with respect to reimbursements previously made by the Adviser. During the fiscal year ended September 30, 2005, the Leuthold Select Industries Fund repaid the Adviser $8,820 with respect to reimbursements previously made by the Adviser, and the Grizzly Short Fund repaid the Adviser $0 with respect to reimbursements previously made by the Adviser. During the fiscal year ended September 30, 2004, the Adviser recouped $18,219 of expenses previously waived by the Leuthold Select Industries Fund and reimbursed the Grizzly Short Fund $0 for excess expenses. During the fiscal year ended September 30, 2006, the Adviser reimbursed the Leuthold Select Equities Fund $30,075 (the Leuthold Select Equities Fund commenced operations May 24, 2006). The Leuthold Undervalued and Unloved Fund commenced operations subsequent to September 30, 2006.

                  Each Advisory Agreement for the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund and the Leuthold Undervalued and Unloved Fund will remain in effect for two years from its effective and thereafter continues in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement for the Grizzly Short Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

                  Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                  See "ALLOCATION OF PORTFOLIO BROKERAGE" for a discussion of the benefits derived by the Adviser from soft dollar arrangements during the last fiscal year. None of the directors who are "Disinterested Persons" of the Corporation, or any member of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Portfolio Managers


                  The sole investment adviser to each Fund is Leuthold Weeden Capital Management. The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2006.




                                     Number of Other Accounts Managed and Total       Number of Accounts and Total Assets for Which
                                               Assets by Account Type                       Advisory Fee is Performance-Based
                                               ----------------------                       ---------------------------------
                                     Registered      Other Pooled                     Registered      Other Pooled
                                     Investment      Investment           Other       Investment      Investment          Other
Name of Portfolio Managers           Companies       Vehicles            Accounts     Companies       Vehicles           Accounts
--------------------------           ---------       --------            --------     ---------       --------           ---------

Steven C. Leuthold                         0                6              201              0                 6                  0

(co-portfolio manager for Leuthold         $0          $98,742,815     $677,603,960         $0           $98,742,815            $0
Asset Allocation Fund, Leuthold
Select Equities Fund, Grizzly
Short Fund, Leuthold Core
Investment and Leuthold Select
Industries Fund)

Andrew Engel                               0                2              135              0                 2                  0

(co-portfolio manager for Leuthold         $0          $34,643,687     $430,697,982         $0           $34,643,687            $0
Asset Allocation Fund and Leuthold
Core Investment Fund)

Eric C. Bjorgen                            0                2              193              0                 2                  0

(co-portfolio manager for Leuthold         $0          $34,643,687     $636,151,411         $0           $34,643,687            $0
Asset Allocation Fund, Leuthold
Core Investment Fund, Leuthold
Select Industries Fund and
Leuthold Undervalued and Unloved
Fund)

Matthew B. Paschke                         0                3               40              0                 3                  0

(co-portfolio manager for Leuthold         $0          $40,464,171     $52,437,837          $0           $40,464,171            $0
Asset Allocation Fund, Leuthold
Select Equities Fund and Grizzly
Short Fund)

Charles D. Zender                          0                2               8               0                 2                  0

(co-portfolio manager for Grizzly          $0          $39,898,971     $41,452,549          $0           $39,898,971            $0
Short Fund)

James E. Floyd                             0                0               0               0                 0                  0

(co-portfolio manager for Leuthold         $0              $0               $0              $0                $0                $0
Undervalued and Unloved Fund)

                  The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.



                  The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of October 31, 2006.




                                                                                        Method Used to Determine Compensation
                                                                                    (Including Any Differences in Method Between
Name of Portfolio Managers         Form of Compensation   Source of Compensation                    Account Types)
--------------------------         --------------------   ----------------------                    --------------
Steven C. Leuthold                     Salary/Bonus       Leuthold Weeden Capital   Mr. Leuthold receives a fixed salary that is
                                                                Management          set by reference to industry standards.  He
(co-portfolio  manager for Leuthold                                                 also  receives an annual  subjective  bonus
Asset  Allocation  Fund,  Leuthold                                                  based solely on the overall  profitability of
Select Equities Fund, Grizzly Short                                                 the Adviser after taxes for the prior fiscal
Fund, Leuthold Core Investment                                                      and year.
Leuthold Select Industries Fund)

Andrew Engel                           Salary/Bonus       Leuthold Weeden Capital   Mr. Engel receives a fixed salary that is set
                                                                Management          by reference to industry standards.  He also
(co-portfolio manager for Leuthold                                                  receives an annual subjective bonus based
Asset Allocation Fund and Leuthold                                                  solely on the overall profitability of the
Core Investment Fund)                                                               Adviser after taxes for the prior fiscal year.

Eric C. Bjorgen                        Salary/Bonus       Leuthold Weeden Capital   Mr. Bjorgen receives a fixed salary that is
                                                                Management          set by reference to industry standards.  He
(co-portfolio  manager for Leuthold                                                 also  receives an annual  subjective  bonus
Asset  Allocation  Fund,  Leuthold                                                  based solely on the overall  profitability of
Core  Investment  Fund,  Leuthold                                                   the Adviser  after taxes for the prior fiscal
Select Industries Fund and Leuthold                                                 year.
Undervalued and Unloved Fund)

Matthew B. Paschke                     Salary/Bonus       Leuthold Weeden Capital   Mr. Paschke receives a fixed salary that is
                                                                Management          set by reference to industry standards.  He
(co-portfolio manager for Leuthold                                                  also receives an annual subjective bonus
Asset Allocation Fund, Leuthold                                                     based solely on the overall profitability of
Select Equities Fund and Grizzly                                                    the Adviser after taxes for the prior fiscal
Short Fund)                                                                         year.

Charles D. Zender                      Salary/Bonus       Leuthold Weeden Capital   Mr. Zender receives a fixed salary that is
                                                                Management          set by reference to industry standards.  He
(co-portfolio manager for Grizzly                                                   also receives an annual subjective bonus
Short Fund)                                                                         based solely on the overall profitability of
                                                                                    the Adviser after taxes for the prior fiscal
                                                                                    year.


                                                                                        Method Used to Determine Compensation
                                                                                    (Including Any Differences in Method Between
Name of Portfolio Managers         Form of Compensation   Source of Compensation                    Account Types)
--------------------------         --------------------   ----------------------                    --------------
James E. Floyd                         Salary/Bonus       Leuthold Weeden Capital   Mr. Floyd receives a fixed salary that is set
                                                                Management          by reference to industry standards.  He also
(co-portfolio manager for Leuthold                                                  receives an annual subjective bonus based
Undervalued and Unloved Fund)                                                       solely on the overall profitability of the
                                                                                    Adviser after taxes for the prior fiscal year.



                  The following table sets forth the dollar range of equity securities of each Fund beneficially owned by each of the co-portfolio managers of such Fund as of December 31, 2006.




                                                            Dollar Range                                      Dollar Range
                         Dollar Range       Dollar Range      of Equity      Dollar Range    Dollar Range      of Equity
                           of Equity         of Equity      Securities of     of Equity        of Equity     Securities of
                         Securities of     Securities of     Undervalued    Securities of    Securities of       Select
       Name of               Asset             Select        and Unloved    Grizzly Short        Core          Industries
  Portfolio Managers    Allocation Fund    Equities Fund        Fund             Fund       Investment Fund       Fund
  ------------------    ---------------    -------------        ----             ----       ---------------       ----

Steven C. Leuthold     $500,001-$1,000,000  $50,001-$100,000     N.A.             None       Over $1,000,000       None

Andrew Engel                 None               N.A.            N.A.             N.A.       $500,001-$1,000,000   N.A.

Eric Bjorgen                 None               N.A.            None             N.A.       $50,001-$100,000   None

Matthew B. Paschke           None               None            N.A.             None            N.A.             N.A.

Charles D. Zender            N.A.               N.A.            N.A.             None            N.A.             N.A.

James E. Floyd               N.A.               N.A.            None             N.A.            N.A.             N.A.


The Administrator


                  The administrator to the Corporation is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). Pursuant to a Fund Administration Servicing Agreement entered into between the Corporation and the Administrator (the "Administration Agreement"), the Administrator prepares and maintains the books, accounts and other documents required by the Act, responds to stockholder inquiries, prepares each Fund's financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund's financial and accounting records and generally assists in all aspects of each Fund's operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Funds a fee, paid monthly at an annual rate of 0.065% of the first $750,000,000 of the Fund's average net assets, .045% of the next $750,000,000 of the Fund's average net assets, and .04% of the Funds' average net assets in excess of $1,500,000,000. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $150,000. The Leuthold Undervalued and Unloved Fund is recently organized and as of the date of this Statement of Additional
Information has not paid any fees to the Administrator pursuant to the Administration Agreement for a completed fiscal year. During the fiscal year ended September 30, 2006, the Leuthold Asset Allocation Fund incurred fees of $4,008 payable to the Administrator pursuant to the Administration Agreement (the Leuthold Asset Allocation Fund commenced operations May 24, 2006). During the fiscal year ended September 30, 2006, the Leuthold Select Equities Fund incurred fees of $1,628 payable to the Administrator pursuant to the Administration Agreement (the Leuthold Select Equities Fund commenced operations May 24, 2006). During the fiscal years ended September 30, 2006, 2005 and 2004, the Leuthold Core Investment Fund incurred fees of $826,250, $530,224 and $353,843, respectively, payable to the Administrator pursuant to the Administration Agreement. During the fiscal years ended September 30, 2006, 2005 and 2004, the Leuthold Select Industries Fund incurred fees of $60,874, $30,030 and $26,305, respectively, pursuant to the Administration Agreement. During the fiscal years ended September 30, 2006, 2005 and 2004, the Grizzly Short Fund incurred fees of $44,727, $30,164, and $28,206, respectively, pursuant to the Administration Agreement.


                  The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation.

                  Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with its performance under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

The Custodian

                  U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the Funds' assets pursuant to Custody Agreement. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to each Fund concerning such Fund's operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.

The Transfer Agent

                  U.S. Bancorp Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Funds under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to stockholders of each Fund,

(iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to each Fund.

The Fund Accounting Servicing Agent


                  In addition, the Corporation has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to the Funds. For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly from the Funds at an annual rate of .025% for the first $200 million of average net assets, .015% for the next $800 million of average net assets and .01% of average net assets exceeding $1 billion. Notwithstanding the foregoing, the minimum annual fee payable for accounting services is $100,000. U.S. Bancorp Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. The Leuthold Undervalued and Unloved Fund is recently organized and as of the date of this Statement of Additional Information has not paid any fees to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement for a completed fiscal year. During the fiscal year ended September 30, 2006, the Leuthold Asset Allocation Fund incurred fees of $1,216 payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement (the Leuthold Asset Allocation Fund commenced operations May 24, 2006). During the fiscal year ended September 30, 2006, the Leuthold Select Equities Fund incurred fees of $128 payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement (the Leuthold Select Equities Fund commenced operations May 24, 2006). During the fiscal years ended September 30, 2006, 2005 and 2004, the Leuthold Core Investment Fund incurred fees of $228,981, $115,436 and $83,093, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2006, 2005 and 2004, the Leuthold Select Industries Fund incurred fees of $16,249, $32,663 and $33,347, respectively, pursuant to the Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2006, 2005 and 2004, the Grizzly Short Fund incurred fees of $13,384, $41,434, and $40,045, respectively, pursuant to the Fund Accounting Servicing Agreement.


Distributor

                  Rafferty Capital Markets, LLC serves as the distributor for the Funds. Its principal business address is 59 Hilton Avenue, Garden City, New York 11530.

                                  SERVICE PLANS


                  Each of the Funds (other than the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund and the Leuthold Undervalued and Unloved
Fund) has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds. Payments under these plans are authorized by the officers of the Corporation. The Institutional Shares of the Leuthold Core Investment Fund are not subject to the service plan fees.

                  The service plan may be terminated by a Fund at any time upon a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the plans, and will be terminated if its continuance is not approved at least annually by such directors.

                  The Board of Directors reviews quarterly the amount and purposes of expenditures pursuant to the service plans as reported to it by the officers of the Corporation.

                               DISTRIBUTION PLANS


                  Each of the  Leuthold  Asset  Allocation  Fund,  the  Leuthold
Select Equities Fund and the Leuthold Undervalued and Unloved Fund has adopted a Service and Distribution Plan (the "12b-1 Plan"). The Institutional Shares of the Leuthold Asset Allocation Fund are not subject to the 12b-1 Plan. Each 12b-1 Plan was adopted in anticipation that each Fund will benefit from the 12b-1 Plan through increased sales of shares, thereby reducing each Fund's expense ratio and providing the Adviser with greater flexibility in management. Each 12b-1 Plan authorize payments by each Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund's average daily net assets. Amounts paid under a 12b-1 Plan by a Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. To the extent any activity is one which a Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.


                  Each 12b-1 Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the 12b-1 Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the applicable Fund. Messrs. Chipman, Horsch and Kelnberger are currently the Rule 12b-1 Directors. Any change in a 12b-1 Plan that would materially increase the distribution expenses of a Fund provided for in the 12b-1 Plan requires approval of the Board of Directors, including the Rule 12b-1 Directors, and a majority of the applicable Fund's shareholders.

                  While these 12b-1 Plans are in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to each 12b-1 Plan quarterly as reported to it by the distributor, if any, or officers of the Corporation. Each 12b-1 plan will continue in effect for as long its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.


                  During the fiscal year ended September 30, 2006, pursuant to the 12b-1 Plan, the Leuthold Asset Allocation Fund incurred fees of $23,796, $17,771 of which were used to pay selling dealers and $6,025 of which was not spent. During the fiscal year ended September 30,

2006, pursuant to the 12b-1 Plan, the Leuthold Select Equities Fund incurred fees of $1,733, $796 of which were used to pay selling dealers and $937 of which was not spent. The Leuthold Undervalued and Unloved Fund commenced operations subsequent to September 30, 2006.


                        DETERMINATION OF NET ASSET VALUE

                  The net asset value (or price) per share of each Fund is determined by dividing the total value of that Fund's investments and other assets, less any liabilities, by its number of outstanding shares. The net asset value of each Fund normally will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.


                  Securities listed on a national securities exchange (other than The Nasdaq Stock Market, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Securities sold short which are listed on an exchange but which are not traded on the valuation date are valued at the average of the current bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.


                  The Funds have adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Funds may effect a purchase and sale transaction between Funds, with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities of a type which are permitted investments for such Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.

                  The Funds may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. The Funds' policy is to value the foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, then these securities may be valued at their value as determined in good faith by the Funds' Board of Directors.

                              REDEMPTION OF SHARES

                  The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension;
(c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

                           SYSTEMATIC WITHDRAWAL PLAN

                  An investor who owns shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Funds or U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

                  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next business day. When establishing a Systematic Withdrawal Plan, the Funds recommend that the investor reinvest in additional Fund shares all income dividends and capital gains distributions payable by the Fund. The investor may deposit additional Fund shares in his account at any time.

                  Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

                  The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC in writing thirty
(30) days prior to the next payment.

                AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

                  The Funds offer an automatic investment option pursuant to which money will be moved from a stockholder's bank account to the stockholder's Fund account on the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly) the stockholder selects. The minimum transaction amount is $50.

                  The Funds offer a telephone purchase option pursuant to which money will be moved from the stockholder's bank account to the stockholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive the purchase order before the close of regular trading on such date. Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                  Each Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with firms who act as principals for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

                  The Adviser may allocate brokerage to Weeden & Co., L.P. ("Weeden") but only if the Adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers. Steven C. Leuthold and other limited partners of the

Adviser are limited partners in Weeden Investors, L.P. An affiliate of Weeden & Co., L.P., Weeden Investors, L.P., owns 24.9% of the voting securities of the Adviser. Under the Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

                  In allocating brokerage business for each Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory
Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Funds and the other accounts as to which he exercises investment discretion. Weeden will not receive higher commissions because of research services provided.


                  The  Leuthold   Undervalued   and  Unloved  Fund  is  recently
organized and as of the date of this Statement of Additional Information has not paid any brokerage commissions during a completed fiscal year.

                  During the fiscal year ended September 30, 2006, the Leuthold Asset Allocation Fund paid brokerage commissions of $69,495 on transactions having a total market value of $93,167,264 (the Leuthold Asset Allocation Fund commenced operations May 24, 2006). During the same period, the Leuthold Asset Allocation Fund paid Weeden brokerage commissions of $18,160 (or 26% of the total commissions paid) on transactions having a total market value of $19,112,779 (or 21% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser.

                  During the fiscal year ended September 30, 2006, the Leuthold Select Equities Fund paid brokerage commissions of $3,723 on transactions having a total market value of $6,555,193 (the Leuthold Select Equities Fund commenced operations May 24, 2006). During the same period, the Leuthold Select Equities Fund did not pay Weeden any brokerage commissions. All of the brokers to whom commissions were paid provided research services to the Adviser.

                  During the fiscal year ended September 30, 2004, the Grizzly Short Fund paid brokerage commissions of $270,524 on transactions having a total market value of $152,901,952. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $93,456 (or 35% of the total commissions paid) on transactions having a total market value of $54,946,904 (or 36% of the aggregate amount of transactions). During the fiscal year ended September 30, 2005, the Grizzly Short Fund paid brokerage commissions of $338,744 on transactions having a total market value of $258,116,087. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $149,421 (or 44% of the total commissions paid) on transactions having a total market value of $102,832,564 (or 40% of the aggregate amount of transactions). During the fiscal year ended September 30, 2006, the Grizzly Short Fund paid brokerage commissions of $574,236 on transactions having a total market value of $652,348,273. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $239,320 (or 42% of the total commissions paid) on transactions having a total market value of $227,152,892 (or 35% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser.

                  During the fiscal year ended September 30, 2004, the Leuthold Core Investment Fund paid brokerage commissions of $2,107,201 on transactions having a total market value of $1,221,644,429. During the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $1,543,940 (or 73% of the total commissions paid) on transactions having a total market value of $886,873,502 (or 73% of the aggregate amount of transactions). During the fiscal year ended September 30, 2005, the Leuthold Core Investment Fund paid brokerage commissions of $2,311,805 on transactions having a total market value of $1,832,548,337. During the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $1,802,850 (or 78% of the total commissions paid) on transactions having a total market value of $1,399,394,181 (or 76% of the aggregate amount of transactions). During the fiscal year ended September 30, 2006, the Leuthold Core Investment Fund paid brokerage commissions of $4,014,552 on transactions having a total market value of $4,738,234,823. During the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $2,344,962 (or 58% of the total commissions paid) on transactions having a total market value of $2,401,560,084 (or 51% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser.

                  During the fiscal year ended September 30, 2004, the Leuthold Select Industries Fund paid brokerage commissions of $129,253 on transactions having a total market value of $69,757,733. During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $66,576 (or 52% of the total commissions paid) on transactions having a total market value of $38,279,811 (or 55% of the aggregate amount of transactions). During the fiscal year ended September 30, 2005, the Leuthold Select Industries Fund paid brokerage commissions of $98,141 on transactions having a total market value of $77,093,936. During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $53,296 (or 54% of the total commissions paid) on transactions having a total market value of $41,458,597 (or 54% of the aggregate amount of transactions). During the fiscal year ended September 30, 2006, the Leuthold Select Industries Fund paid brokerage commissions of $231,825 on transactions having a total market value of $324,889,386. During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $114,213 (or 49% of the total commissions paid) on transactions having a total
market   value   of

$116,407,300 (or 36% of the aggregate amount of transactions).All of the brokers to whom commissions were paid provided research services to the Adviser.


                                      TAXES

                  Each Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of that Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from that Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

                  Dividends from a Fund's net investment income and distributions from a Fund's net realized short-term capital gains are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), whereas distributions from a Fund's net realized long-term capital gains are taxable as long-term capital gain regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by that Fund from domestic corporations in any year are less than 100% of the net investment company taxable income distributions made by the Fund. Gains on short sales generally are treated as short-term capital gains.


                  At September 30, 2006, the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Leuthold Core Investment Fund and the
Leuthold Select Industries Fund had no capital loss carryforward for federal income tax purposes (the Leuthold Undervalued and Unloved Fund commenced operations subsequent to September 30, 2006). The Grizzly Short Fund had an accumulated capital loss carryforward for federal income tax purposes of $11,623,046 of which $3,491,478 will expire on September 30, 2012, $3,481,269 will expire on September 30, 2013 and $4,650,299 will expire on September 30, 2014. Each of the above-referenced Funds will offset such losses against any future realized capital gains.


                  Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

                  Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of net long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

                  Each Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that such stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the Purchase Application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

                              STOCKHOLDER MEETINGS

                  The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

                  The Corporation's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange
Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE


                  The Corporation's Articles of Incorporation permit the Directors to issue 2,000,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering six series, the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Leuthold Undervalued and Unloved Fund, the Grizzly Short Fund, Leuthold Core Investment Fund and the Leuthold Select Industries Fund. The Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund offer two classes of shares, Retail Shares and Institutional Shares.


                  The shares of each Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Generally shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the Act.

                  The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.


                  The Retail Shares and Institutional Shares represent an interest in the same assets of the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund, as the case may be, have the same rights and are identical in all material respects except that (1) Retail Shares of the Leuthold Asset Allocation Fund bear distributions (12b-1) fees and Institutional Shares are not subject to such fees; (2) Retail Shares of the Leuthold Core Investment Fund bear annual service fees and Institutional Shares are not subject to such fees; (3) Institutional Shares are available only to shareholders who invest directly in the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund, as the case may be, or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund, as the case may be, or the Adviser; and (4) that the Board of Directors may elect to have certain expenses specific to the Retail Shares or Institutional Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Retail Shares or Institutional Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund, as the case may be.


                        DESCRIPTION OF SECURITIES RATINGS


                  The Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund (or a registered investment company in which the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund invests) may invest in bonds and debentures assigned ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). As also set forth below, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest in commercial paper and commercial paper master notes rated by Standard & Poor's or Moody's. A brief description of the ratings symbols and their meanings follows. The Leuthold Undervalued and Unloved Fund may invest in commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's.


                  Standard & Poor's Debt Ratings. A Standard & Poor's corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  I. Likelihood of default - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                  II.      Nature of and provisions of the obligation;

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such they pertain to senior obligations of such entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

                  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  Moody's Bond Ratings.

                  Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds  which are rated Ba are judged to have  speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2.   Capacity  for  timely   payment  on  issues  with  this
designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                  Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               o    Leading market positions in well-established industries.

               o    High rates of return on funds employed.

               o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               o Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the independent registered public accounting firm for the Funds.


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